UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 15, 2019

Date of Report (Date of earliest event reported)

RenovaCare, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-30156

(Commission File Number)

98-0384030

(I.R.S. Employer Identification No.)

9375 East Shea Blvd.

Suite 107-A

Scottsdale, AZ 85260

(Address of principal executive offices)

(888) 398-0202

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On August 15, 2019, RenovaCare, Inc. (the “Company”) and Dr. Robin Robinson executed an Executive Services Consulting Agreement (“Agreement”), effective August 15, 2019, a form of which is attached as Exhibit 10.1 hereto. Pursuant to this Agreement, Dr. Robinson will serve as the Company’s Vice President of Scientific Affairs, for which he will be compensated $5,000 per month. At the discretion of the Board, he may also be eligible for equity stock options or equity awards pursuant to the Company's equity incentive compensation plans in effect from time to time. The term of the Agreement commences on the effective date and shall terminate following written notice by either party or by mutual written consent as provided for in the Agreement.

The summary of the terms of the Agreement included in this Current Report on Form 8-K (this “Report”) does not purport to be complete and is qualified in its entirety by reference to the Agreement as attached as Exhibit 10.1 and is incorporated by reference herein; capitalized but undefined terms used in this Report have the meaning ascribed to such term in the Agreement.

For the eight years to April 2016, Dr. Robinson was the Director of the Biomedical Advanced Research and Development Authority at the U.S. Department of Health and Human Services. From May 2016 to the present, Dr. Robinson has provided consultation services to multiple multi-national and U.S.-based vaccine, pharmaceutical, venture capital, and scientific consulting companies. Additionally, he has served as an acting chief executive officer of U.S.-based start-up vaccine company and served as a senior scientist to advise on the creation of a new company focused on the development of stem cell therapies.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith:

No.	Description
10.1	Executive Services Consulting Agreement, dated August 15, 2019, and effective August 15, 2019, by and between RenovaCare, Inc. and Robin Robinson.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on August 21, 2019.

RenovaCare, Inc.

By:	/s/ Harmel S. Rayat
Name:	Harmel S. Rayat
Title:	Chief Executive Officer and Chairman